DISAGGREGATION OF REVENUES (Tables)	12 Months Ended
Dec. 31, 2024
Revenue from Contract with Customer [Abstract]
SCHEDULE OF DISAGGREGATION OF REVENUES

The Company’s net revenues for the years ended December 31, 2024 and 2023 are disaggregated as follows:

	For the Years Ended December 31,
	2024	2023
Patient care services	$2,616,018	$3,505,283
Product retail sales	71,712	263,315
Service affiliate agreements	32,110	-
Total revenues	$2,719,840	$3,768,598